UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2019

Vaxart, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35285	59-1212264
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

290 Utah Ave. Suite 200 South San Francisco, California		94080
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (650) 550-3500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)(e)

On January 14, 2019, the Compensation Committee of the Board of Directors of Vaxart, Inc. approved the following salary, bonus and severance benefits, effective January 1, 2019, for each of John M. Harland and Margaret A. Echerd in connection with the transition of Mr. Harland to Vice President, Financial Planning and Administration, and the appointment of Ms. Echerd as our Principal Accounting Officer, as previously reported on our Current Report on Form 8-K (file no. 001-35285) filed with the Securities and Exchange Commission, or the SEC, on December 18, 2018.

Salaries and Target Bonuses

		Target Bonus
Name and Title	Salary	(% of Salary)

Margaret A. Echerd
Vice President,
Corporate Controller and
Principal Accounting Officer	$265,000	30%

John M. Harland
Vice President,
Financial Planning and Administration	$260,000	30%

Severance Benefit Plan

Mr. Harland and Ms. Echerd are entitled to the cash severance and continuation of health insurance benefits provided to participating individuals under our Severance Benefit Plan adopted by the Board of Directors in May 2018, and filed as Exhibit 10.1 to our Current Report on Form 8-K (file no. 001-35285) with the SEC on June 6, 2018.

Severance Absent a Change of Control

In the case of a termination other than in connection with a change in control, in addition to the benefits provided to other participating individuals, Mr. Harland and Ms. Echerd are eligible to receive their respective annual base salary payments for three months from the date of termination.

Severance in Connection with a Change in Control

In the case of a termination following a change in control, in addition to the benefits provided to other participating individuals, Mr. Harland and Ms. Echerd are eligible to receive (a) their respective annual base salary payments for six months from the date of termination, (b) a pro rata amount of their target bonus for the calendar year in which the termination occurs, calculated at 100% of target levels as specified in our annual bonus plan or program in effect immediately prior to the effective date of the change in control and a fraction, the numerator of which is the number of months of the participant’s employment during the calendar year in which the change of control occurs, and the denominator of which is 12, and (c) accelerated vesting of then outstanding compensatory equity awards.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vaxart, Inc.

Dated: January 18, 2019

	By:	/s/ Wouter W. Latour, M.D.
Wouter W. Latour, M.D.
President and Chief Executive Officer (Principal Executive and Financial Officer)

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